Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE
For Immediate Release
COMSTOCK RESOURCES, INC. REPORTS
FOURTH QUARTER 2022 FINANCIAL AND OPERATING RESULTS
FRISCO, TEXAS, February 14, 2023 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter and year ended December 31, 2022.
Highlights
•Generated free cash flow from operations of $673 million in 2022, including $129 million in the fourth quarter.
•Production in the fourth quarter increased 7% from last year to 1,445 MMcfe per day.
•Oil and gas sales, including realized hedging losses, were $2.3 billion in 2022 and $558 million in the fourth quarter and were 58% and 47% higher than 2021 and 2021's fourth quarter.
•Cash flow from operations in 2022 was $1.7 billion or $6.21 per diluted share, including $434 million in the fourth quarter or $1.57 per diluted share.
•Adjusted EBITDAX in 2022 increased 72% to $1.9 billion and in the fourth quarter increased 61% to $478 million.
•Adjusted net income to common stockholders in 2022 was $1.0 billion or $3.73 per diluted share and $288 million or $1.05 per diluted share in the fourth quarter.
•Drilled 73 (57.0 net) successful Haynesville and Bossier shale operated horizontal wells in 2022 with an average lateral length of 10,044 feet and connected 66 (53.6 net) operated wells to sales with an average initial production rate of 26 MMcf per day.
•Drilled two successful wells in Comstock's Western Haynesville exploratory play.
•2022 drilling program drove 9% reserve growth with 1.1 Tcfe of drilling related reserve additions achieving an overall finding cost of 95¢ per Mcfe.
•Improved balance sheet with retirement of $506 million of debt and conversion of preferred stock.
•Resumed quarterly dividend of $0.125 per share in December 2022.

Financial Results for the Three Months Ended December 31, 2022
Comstock's natural gas and oil sales in the fourth quarter of 2022 totaled $557.9 million (after realized hedging losses of $183.7 million). Net cash provided by operating activities (excluding changes in working capital) generated in the fourth quarter was $434.5 million, and net income available to common stockholders for the fourth quarter of 2022 was $516.9 million or $1.87 per share. Reported net income in the quarter included a pre-tax $302.8 million unrealized gain on hedging contracts held for risk management. Excluding this item and certain other items, adjusted net income available to common stockholders for the fourth quarter of 2022 was $287.7 million, or $1.05 per diluted share.
Comstock's production cost per Mcfe in the fourth quarter was $0.76 per Mcfe, which was comprised of $0.32 for gathering and transportation costs, $0.24 for lease operating costs, $0.12 for production and other taxes and $0.08 for cash general and administrative expenses. Production cost was $0.82 per Mcfe in the third quarter of 2022 and $0.67 in the fourth quarter of 2021. Comstock's unhedged operating margin was 86% in the fourth quarter of 2022 and 82% after hedging.
Financial Results for the Year Ended December 31, 2022
Natural gas and oil sales for the year ended December 31, 2022 totaled $2.3 billion (after realized hedging losses of $862.7 million). Net cash provided by operating activities (excluding changes in working capital) was $1.7 billion, and the Company reported net income available to common stockholders for the year ended December 31, 2022 of $1.1 billion, or $4.11 per share. Net income during the year included a pre-tax $200.2 million unrealized gain on hedging contracts held for risk management and a $46.8 million loss on the early retirement of debt. Excluding these items and certain other items, adjusted net income available to common stockholders for 2022 was $1.0 billion, or $3.73 per diluted share.
Drilling Results
Comstock drilled 73 (57.0 net) operated horizontal Haynesville/Bossier shale wells in 2022 which had an average lateral length of 10,044 feet. The Company also participated in an additional 42 (3.4 net) non-operated Haynesville shale wells in 2022. Comstock turned 66 (53.6 net) operated wells and 38 (1.8 net) non-operated wells to sales in 2022 and currently expects to turn an additional 17 (10.5 net) operated wells to sales in the first quarter of 2023.
Since its last operational update in November, Comstock has turned 19 (13.1 net) operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 25 MMcf per day. The completed lateral length of these wells averaged 10,186 feet. Included in these results was the second successful exploratory well drilled in the Western Haynesville area, the Cazey Black A #1, which had an initial production rate of 42 MMcf per day.
2023 Drilling Budget
In response to the current lower natural gas prices, Comstock is releasing two of its nine operated drilling rigs and currently plans to spend approximately $950 million to $1.15 billion in 2023 on drilling and completion activities primarily focused on the continued development of its Haynesville/Bossier shale properties and delineation of its Western Haynesville play. Comstock also expects to spend $75 million to $125 million on infrastructure, including upgrades to its Western Haynesville pipeline and processing facilities, and for other development costs. Under its current operating plan, Comstock expects to drill 67 (50.5 net) and complete 69 (49.2 net) operated horizontal wells in 2023, including eight (8.0 net) wells in the Western Haynesville area. Comstock also expects to spend an additional $25 million to $35 million on lease acquisitions in 2023.

Declaration of Quarterly Dividend
On February 13, 2023, Comstock's Board of Directors declared a quarterly dividend of $0.125 per common share. The dividend will be payable on March 15, 2023 to stockholders of record at the close of business on March 1, 2023.
Other Matters
Comstock has planned a conference call for 10:00 a.m. Central Time on February 15, 2023, to discuss the fourth quarter of 2022 operational and financial results. Investors wishing to participate should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at https://register.vevent.com/register/BId7bb63a06a2246038d691f84bbfe8331. Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/trvtnedj.
If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. Central Time on February 15, 2023. The replay of the conference call can be accessed using the webcast link: https://edge.media-server.com/mmc/p/trvtnedj.
This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company’s filings with the Securities and Exchange Commission (“SEC”) available on the Company’s website or the SEC’s website at sec.gov.
Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenues:
Natural gas sales	$740,320	$641,985	$3,117,094	$1,775,768
Oil sales	1,273	13,391	7,597	74,962
Total oil and gas sales	741,593	655,376	3,124,691	1,850,730
Gas services	180,791	—	503,366	—
Total revenues	922,384	655,376	3,628,057	1,850,730
Operating expenses:
Production and ad valorem taxes	17,837	12,673	77,917	49,141
Gathering and transportation	41,882	34,344	155,679	130,940
Lease operating	31,261	26,317	111,134	103,467
Depreciation, depletion and amortization	134,456	110,075	489,450	469,388
Gas services	159,773	—	465,044	—
General and administrative	11,954	10,991	39,405	34,943
Exploration	4,924	—	8,287	—
(Gain) loss on sale of assets	(319)	162,170	(340)	162,077
Total operating expenses	401,768	356,570	1,346,576	949,956
Operating income	520,616	298,806	2,281,481	900,774
Other income (expenses):
Gain (loss) from derivative financial instruments	119,132	195,378	(662,522)	(560,648)
Other income (expense)	410	(372)	916	636
Interest expense	(38,888)	(47,840)	(171,092)	(218,485)
Loss on early retirement of debt	—	—	(46,840)	(352,599)
Total other income (expenses)	80,654	147,166	(879,538)	(1,131,096)
Income (loss) before income taxes	601,270	445,972	1,401,943	(230,322)
Provision for income taxes	(81,451)	(85,571)	(261,061)	(11,403)
Net income (loss)	519,819	360,401	1,140,882	(241,725)
Preferred stock dividends and accretion	(2,925)	(4,411)	(16,014)	(17,500)
Net income (loss) available to common stockholders	$516,894	$355,990	$1,124,868	$(259,225)

Net income (loss) per share:
Basic	$2.08	$1.53	$4.75	$(1.12)
Diluted	$1.87	$1.30	$4.11	$(1.12)
Weighted average shares outstanding:
Basic	247,543	231,972	236,045	231,633
Diluted	277,032	276,713	277,465	231,633
Dividends per share	$0.125	$—	$0.125	$—

COMSTOCK RESOURCES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	As of December 31,
	2022	2021
ASSETS
Cash and cash equivalents	$54,652	$30,663
Accounts receivable	510,127	267,738
Derivative financial instruments	23,884	5,258
Other current assets	56,324	15,077
Total current assets	644,987	318,736
Property and equipment, net	4,622,655	4,007,146
Goodwill	335,897	335,897
Operating lease right-of-use assets	90,716	6,450
	$5,694,255	$4,668,229

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$530,195	$314,569
Accrued costs	183,111	135,026
Operating leases	38,411	2,444
Derivative financial instruments	4,420	181,945
Total current liabilities	756,137	633,984
Long-term debt	2,152,571	2,615,235
Deferred income taxes	425,734	197,417
Derivative financial instruments	—	4,042
Long-term operating leases	52,385	4,075
Asset retirement obligation	29,114	25,673
Other non-current liabilities	—	24
Total liabilities	3,415,941	3,480,450
Mezzanine Equity:
Preferred stock	—	175,000
Stockholders' Equity:
Common stock	138,759	116,462
Additional paid-in capital	1,253,417	1,100,359
Accumulated earnings (deficit)	886,138	(204,042)
Total stockholders' equity	2,278,314	1,012,779
	$5,694,255	$4,668,229

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per unit amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Gas production (MMcf)	132,858	123,002	500,616	489,274
Oil production (Mbbls)	16	176	82	1,210
Total production (MMcfe)	132,955	124,060	501,107	496,534

Natural gas sales	$740,320	$641,985	$3,117,094	$1,775,768
Natural gas hedging settlements (1)	(183,677)	(272,891)	(862,715)	(411,798)
Total natural gas including hedging	556,643	369,094	2,254,379	1,363,970
Oil sales	1,273	13,391	7,597	74,962
Oil hedging settlements (1)	—	(2,588)	—	(8,077)
Total oil including hedging	1,273	10,803	7,597	66,885
Total oil and gas sales including hedging	$557,916	$379,897	$2,261,976	$1,430,855

Average gas price (per Mcf)	$5.57	$5.22	$6.23	$3.63
Average gas price including hedging (per Mcf)	$4.19	$3.00	$4.50	$2.79
Average oil price (per barrel)	$79.56	$76.09	$92.65	$61.95
Average oil price including hedging (per barrel)	$79.56	$61.38	$92.65	$55.28
Average price (per Mcfe)	$5.58	$5.28	$6.24	$3.73
Average price including hedging (per Mcfe)	$4.20	$3.06	$4.51	$2.88

Production and ad valorem taxes	$17,837	$12,673	$77,917	$49,141
Gathering and transportation	41,882	34,344	155,679	130,940
Lease operating	31,261	26,317	111,134	103,467
Cash general and administrative (2)	10,262	9,484	32,795	28,145
Total production costs	$101,242	$82,818	$377,525	$311,693

Production and ad valorem taxes (per Mcfe)	$0.12	$0.10	$0.16	$0.10
Gathering and transportation (per Mcfe)	0.32	0.28	0.31	0.26
Lease operating (per Mcfe)	0.24	0.21	0.22	0.21
Cash general and administrative (per Mcfe)	0.08	0.08	0.07	0.06
Total production costs (per Mcfe)	$0.76	$0.67	$0.76	$0.63

Unhedged operating margin	86%	87%	88%	83%
Hedged operating margin	82%	78%	83%	78%

Oil and Gas Capital Expenditures:
Proved property acquisitions	$295	$21,781	$500	$21,781
Unproved property acquisitions	16,724	17,222	54,120	35,871
Total oil and gas properties acquisitions	$17,019	$39,003	$54,620	$57,652
Exploration and Development:
Development leasehold	$5,429	$6,159	$13,727	$12,953
Exploratory drilling and completion	14,517	6,966	63,520	6,966
Development drilling and completion	281,653	114,617	901,026	569,141
Other development costs	1,193	12,373	53,693	39,168
Total exploration and development capital expenditures	$302,792	$140,115	$1,031,966	$628,228

(1)Included in gain (loss) from derivative financial instruments in operating results.
(2)Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
ADJUSTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS:
Net income (loss) available to common stockholders	$516,894	$355,990	$1,124,868	$(259,225)
Unrealized (gain) loss from derivative financial instruments	(302,809)	(469,830)	(200,193)	140,934
Non-cash interest amortization from adjusting debt assumed in acquisition to fair value	—	2,659	4,174	12,621
(Gain) loss on sale of assets	(319)	162,170	(340)	162,077
Loss on early retirement of debt	—	—	46,840	352,599
Exploration expense	4,924	—	8,287	—
Adjustment to (provision for) benefit from income taxes	68,970	47,777	39,011	(106,000)
Adjusted net income available to common stockholders (1)	$287,660	$98,766	$1,022,647	$303,006
Adjusted net income available to common stockholders per share (2)	$1.05	$0.37	$3.73	$1.16
Diluted shares outstanding	277,032	276,713	277,464	275,663

ADJUSTED EBITDAX:
Net income (loss)	$519,819	$360,401	$1,140,882	$(241,725)
Interest expense (3)	38,888	46,811	171,092	218,322
Income taxes	81,451	85,571	261,061	11,403
Depreciation, depletion, and amortization	134,456	110,075	489,450	469,388
Exploration	4,924	—	8,287	—
Unrealized (gain) loss from derivative financial instruments	(302,809)	(469,830)	(200,193)	140,934
Stock-based compensation	1,692	1,508	6,610	6,799
Loss on early extinguishment of debt	—	—	46,840	352,599
(Gain) loss on sale of assets	(319)	162,170	(340)	162,077
Total Adjusted EBITDAX (4)	$478,102	$296,706	$1,923,689	$1,119,797

(1)Adjusted net income available to common stockholders is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding loss on early retirement of debt, non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets and other unusual items.
(2)Adjusted net income available to common stockholders per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)Includes realized gains or losses from interest rate derivative financial instruments.
(4)Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including loss on early retirement of debt, depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
OPERATING CASH FLOW(1):
Net income (loss)	$519,819	$360,401	$1,140,882	$(241,725)
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(302,809)	(469,830)	(200,193)	140,934
Deferred income taxes (benefit)	79,928	81,377	228,317	(3,565)
Depreciation, depletion and amortization	134,456	110,075	489,450	469,388
Loss on early retirement of debt	—	—	46,840	352,599
Amortization of debt discount and issuance costs	1,713	4,116	10,255	21,703
Stock-based compensation	1,692	1,508	6,610	6,799
(Gain) loss on sale of assets	(319)	162,170	(340)	162,077
Operating cash flow	$434,480	$249,817	$1,721,821	$908,210
(Increase) decrease in accounts receivable	117,211	(24,573)	(242,389)	(121,952)
Increase in other current assets	(10,655)	(2,883)	(10,296)	(2,033)
Increase (decrease) in accounts payable and accrued expenses	(72,704)	18,091	229,252	74,780
Net cash provided by operating activities	$468,332	$240,452	$1,698,388	$859,005

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
FREE CASH FLOW(2):
Operating cash flow	$434,480	$249,817	$1,721,821	$908,210
Less:
Preferred stock dividends	(2,925)	(4,411)	(16,014)	(17,500)
Exploration and development capital expenditures	(302,792)	(140,115)	(1,031,966)	(628,228)
Other capital expenditures	(147)	(123)	(803)	(192)
Free cash flow from operations	$128,616	$105,168	$673,038	$262,290
Acquisitions of proved and unproved properties	(17,019)	(39,003)	(54,620)	(57,652)
Other assets acquisitions	(1,025)	—	(17,973)	—
Proceeds from divestitures	4,093	138,133	4,186	138,394
Free cash flow after acquisition and divestiture activity	$114,665	$204,298	$604,631	$343,032

(1)Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)Free cash flow from operations and free cash flow after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions, debt maturities and dividends after exploration and development capital expenditures, preferred dividend payments, proved and unproved property acquisitions and proceeds from divestiture of oil and gas properties.